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                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT

                     PURSUANT TO SECTION 13 OR 15(d) OF THE
                         SECURITIES EXCHANGE ACT OF 1934

       Date of Report (Date of Earliest Event Reported): November 19, 2002

                            MAGNA ENTERTAINMENT CORP.
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             (Exact Name of Registrant as Specified in its Charter)


                                    DELAWARE
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                 (State or Other Jurisdiction of Incorporation)


       000-30578                                        98-0208374
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(Commission File Number)                    (I.R.S. Employer Identification No.)


                337 MAGNA DRIVE, AURORA, ONTARIO, CANADA L4G 7K1
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               (Address of Principal Executive Offices (Zip Code)


                                 (905) 726-2462
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              (Registrant's Telephone Number, Including Area Code)


                                 NOT APPLICABLE
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          (Former Name or Former Address, if changed since Last Report)


ITEM 5.           OTHER EVENTS AND REGULATION FD DISCLOSURE

On November 19, 2002, the Registrant entered into an agreement to sell U.S.$50 million aggregate principal amount of its 7 1/4% Convertible Subordinated Notes due December 15, 2009 (the "Notes"). The initial purchasers of the Notes have been granted a 30-day option to purchase up to U.S.$25 million aggregate principal amount of additional Notes.

Closing is scheduled for December 2, 2002, subject to the satisfaction or waiver of customary conditions in the purchase agreement.


ITEM 7.           FINANCIAL STATEMENTS AND EXHIBITS

(c)               Exhibits

Exhibit 99 Copy of Registrant's press release dated November 19, 2002.


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                                   SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                         MAGNA ENTERTAINMENT CORP.
                                               (Registrant)



Date: November 22, 2002                  by: /s/Gary M. Cohn
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                                             Gary M. Cohn, Secretary